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                                                                   EXHIBIT 10(d)

                            STOCK PURCHASE AGREEMENT


                                    between


                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      and


                           C.I.S. TECHNOLOGIES, INC.



                          Dated as of October 15, 1994
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     STOCK PURCHASE AGREEMENT, dated as of October 15, 1994, between General
Electric Capital Corporation, a New York corporation (the "Purchaser"), and C.I.S. Technologies, Inc., a Delaware corporation (the "Company").


                              W I T N E S S E T H:

     WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to sell to the Purchaser shares of the Company's Common Stock, $.01 par value per share (the "Stock") (unless otherwise defined, all capitalized terms used herein shall have the respective meanings ascribed to them in Section 5); and

     WHEREAS, the Purchaser and the Company are entering into this Agreement to provide for such purchase and sale and to establish various rights and obligations in connection therewith.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound, agree as follows:

     1.  Purchase and Sale of Shares.

     1.1. Closing. Upon the terms set forth herein and contemporaneously with the execution of this Agreement, the Company is selling to the Purchaser, and the Purchaser is purchasing from the Company, an aggregate of 840,336 shares of Stock (the "Shares").

     At the closing of the purchase and sale of the Shares (the "Closing"):

               (i) Pray, Walker, Jackman, Williamson & Marlar, counsel to the Company, shall deliver to the Purchaser a legal opinion substantially in the form of Exhibit A hereto;

               (ii) the Company and the Purchaser shall enter into a registration rights agreement in
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               the form of Exhibit B hereto (the "Registration Rights
               Agreement");

               (iii) the Company shall deliver to the Purchaser a stock certificate in definitive form registered in the name of the Purchaser, representing the Shares being purchased by the Purchaser pursuant hereto;

               (iv) the Purchaser shall pay to the Company Two Million ($2,000,000) U.S. Dollars by wire transfer of immediately available funds to an account previously identified by the Company; and

               (v) no material adverse change in the business, condition, operations (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole from that set forth in the balance sheet as of December 31, 1993, included in the SEC Reports (as defined below), other than changes disclosed or referred to in the SEC Reports or otherwise disclosed to the Purchaser in writing prior to the execution by the Purchaser of this Agreement, shall have occurred.

     The Closing of the purchase and sale of the Shares shall be deemed to have taken place in the State of New York.

     1.2. Condition to Closing. The obligation of the Purchaser to purchase the Shares is subject to the closing of the transactions contemplated by, and the satisfaction of the conditions precedent thereto set forth in, the Credit Agreement, among the Company, C.I.S., Inc. and Hospital Billing Analysis, Inc., the Company's wholly-owned subsidiaries, and the Purchaser, dated as of the date hereof (the "Credit Agreement") and the Strategic Alliance Agreement, between GE Capital Commercial Finance, Inc. and the Purchaser, dated as of the date hereof.


     2. Representations and Warranties of the Company. The Company represents and warrants as of the date hereof as follows and such representations and warranties shall not be deemed to be remade on any subsequent date:

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

     2.1. Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the power and authority to own its respective property and to carry on its respective business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of its respective business conducted or property owned by it makes such qualification necessary and where the failure so to qualify would have a material adverse effect on the business or condition (financial or otherwise) of the Company taken as a whole.

     2.2. Due Authorization. The Company has all right, power and authority to enter into and perform this Agreement and the Registration Rights Agreement and to issue and sell the Shares. The execution and delivery of this Agreement and the Registration Rights Agreement, the issuance and sale of the Shares by the Company and the compliance by the Company with all the provisions of this Agreement and the Registration Rights Agreement (i) are within the power and authority of the Company, (ii) do not require the approval or consent of any stockholders of the Company, any governmental authority or any third party and
(iii) have been authorized by all requisite action on the part of the Company. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation and By-laws as in effect on the date of this Agreement.

     2.3. Status of Shares. Upon issuance of the Shares at Closing, the Shares will be validly issued, fully paid and nonassessable and the issuance of the Shares is not and will not be subject to preemptive rights of any other stockholder of the Company.

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

     2.4. SEC Reports. The Stock is registered under Section 12(b) or (g) of the Exchange Act, and the Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Company has furnished the Purchaser true and correct copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and all proxy statements and reports under the Exchange Act filed by the Company after such date, each as filed with the Commission (collectively, the "SEC Reports"). Each SEC Report, at the time it was filed with or delivered to the Commission, was in substantial compliance with the requirements of its respective report form.

     2.5. Consents. The Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement or the Registration Rights Agreement and the valid offer, issue, sale or delivery of the Shares, or the performance by the Company of its obligations in respect thereof, except for any filings required to effect any registration pursuant to and as contemplated specifically by the Registration Rights Agreement and any filings required pursuant to state and federal securities laws which will be timely made after the Closing hereunder.

     2.6. No Conflict. None of the execution and delivery of this Agreement or the Registration Rights Agreement, the issuance of the Shares or the fulfillment of, or compliance with, the terms and provisions hereof or thereof will conflict with or result in a breach of the terms, conditions or provisions of, give rise to a right of termination under, constitute a default under or result in any violation of (i) the Certificate of Incorporation or By-laws of the Company,
(ii) any indenture, loan agreement, lease, mortgage or other agreement binding on the Company, (iii) any judgment or decree of a court or administrative agency binding on the Company or (iv) any applicable statute, law, rule or regulation to which the Company or any of its subsidiaries or any of their respective property is subject. Performance by the Company of its obligations under this Agreement and the Registration Rights Agreement will not result in the imposition or creation of any lien or charge against any assets of the Company. Neither the Company nor its subsidiaries is a party to any contract or agreement or subject to any charter or other corporate

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restriction which materially and adversely affects its business, property, assets, financial condition or prospects. Neither the Company nor any of its subsidiaries is in default under any outstanding indenture or other debt instrument or with respect to the payment of the principal of or interest on any outstanding obligations for borrowed money or is in default under any of their respective contracts or agreements or under any instrument by which the Company or any of its subsidiaries is bound, in each case which default materially and adversely affects the business, operations, assets, financial condition or prospects of the Company and its subsidiaries taken as a whole.

     2.7. Capitalization. The authorized capital stock of the Company consists of (i) 50,000,000 shares of Stock, of which, as of the date hereof, 28,416,539 shares are outstanding and 1,017,745 shares are held in its treasury and (ii) 20,000,000 shares of preferred stock, $.01 par value, no shares of which are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No class of capital stock of the Company is entitled to preemptive rights. Except for the options and warrants listed on
Schedule 2.7 hereto or disclosed in the SEC Reports, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of the Company or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock. Since December 31, 1993, the Company has not changed the amount of its authorized capital stock or subdivided or otherwise changed any shares of any class of its capital stock, whether by way of reclassification, recapitalization, stock split or otherwise or issued or reissued, or agreed to issue, reissue, redeem or repurchase, any of its capital stock, except as disclosed on Schedule 2.7 and has not since such date declared or paid any dividend in cash or stock or made any other distribution of assets to its stockholders. The Company has no obligation to register any of its securities other than pursuant to the Registration Rights Agreement.

     2.8. Other Matters. The Company is not now and will not be, after giving effect to the receipt of the proceeds from the sale of the Shares, an "investment company" within the meaning of the Investment Company Act of

                                       5
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1940, nor will it be controlled by or acting on behalf of any person which is such an investment company. The Company does not own any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System and is not selling the Shares "for the purpose of purchasing or carrying any margin stock" within the meaning of the said Regulation G.

     2.9. Disclosure. None of this Agreement, any SEC Report, or any certificate or written disclosure furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company which the Company has not disclosed to the Purchaser in writing which materially affects adversely or, so far as the Company can now reasonably foresee, could materially affect adversely the properties, business, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole or the ability of the Company to perform this Agreement, the Registration Rights Agreement or its obligations in respect of the Shares.

     2.10. Offering of Shares. Neither the Company nor any Person acting on its behalf has offered the Shares or any similar securities of the Company for sale to, solicited any offers to buy the Shares or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Purchaser, except for an offer for the Shares made to one institutional investor, which offer is not currently outstanding. Neither the Company nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Shares under the Securities Act and the rules and regulations of the Commission thereunder) which might subject the issuance or sale of the Shares to the registration requirements of Section 5 of the Securities Act.

     2.11. Brokers or Finders. No agent, broker, investment banker or other firm or Person is or will be entitled to any broker's fee or any other commission or similar fee for which the Purchaser shall be responsible.

     2.12. Credit Agreement Representations and Warranties. All the representations and warranties made by the Company in the Credit Agreement are true and correct as of the date hereof and are hereby incorporated into and made a part of this Agreement as if set forth in full herein.

     3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants as of the date hereof as follows:

     3.1. Due Authorization. The Purchaser has all corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     3.2. Acquisition for Investment. The Purchaser is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any "distribution" (within the meaning of the Securities
Act) thereof, and the Purchaser has no present intention or plan to effect any distribution of the Shares. The Purchaser understands that certificates representing the Shares shall bear the legend set forth in Section 6.12 hereof.

     3.3. Brokers or Finders. No agent, broker, investment banker or other firm or Person is or will be entitled to any broker's fee or any other commission or similar fee for which the Company shall be responsible.

     3.4. Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

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     4.  Covenants of the Company.  The Company hereby covenants that, during such time as the Purchaser (or one of its Affiliates) owns a minimum of 500,000
Shares:

     4.1.  Reports and Financial Statements.

     (a) The Company will cause its Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply with its reporting and filing obligations under the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded and will comply with its reporting, filing and other obligations under the Exchange Act, the Securities Act and the bylaws or rules of said exchange or Association.

     (b) The Company will furnish to the Purchaser, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10-K and 10-Q and each other report, registration statement, definitive proxy statement or other document filed with the Commission and any reports, listing applications or other documents filed with any national securities exchange or the National Association of Securities Dealers, and each press release or other public announcement issued by the Company.

     4.2. Rights of Inspection. The Company will permit representatives of the Purchaser to visit and inspect any of the properties of the Company, including its books of account, and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as the Purchaser may reasonably request.

     4.3. Maintenance and Compliance. The Company will and will cause its subsidiaries to (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) pay promptly when due all taxes, assessments and governmental charges properly imposed on it, (iii) maintain its properties in workable condition and repair,

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(iv) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (v) maintain with financially sound insurers such insurance coverage against liability, fire and other risks as is reasonably prudent and customary for companies similarly situated, (vi) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with Section 13(b)(2) of the Exchange Act, (vii) retain independent public accountants of recognized national standing as auditors of the Company's annual financial statements, (viii) comply in all material respects with ERISA and (ix) comply in all material respects with all applicable Environmental Regulations.

     4.4. Press Release; Public Offering Materials. The Company will not and will not permit any of its subsidiaries to disclose the name of the Purchaser in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of the Company without the Purchaser's prior written consent which consent shall not be unreasonably withheld.

     5. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

     "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement), it being understood that any limited partner of a partnership shall not be an Affiliate of such partnership solely by virtue of its status as such a limited partner.

     "Commission" means the Securities and Exchange Commission.

     "Environmental Regulations" means all federal, state, local and foreign environmental laws, statutes, rules, regulations, order and ordinances, as amended.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission

                                       9
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thereunder, all as the same shall be in effect at the time.  Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of any such similar Federal statute.

     "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

     "SEC Reports" has the meaning provided in Section 2.4 hereof.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of any such similar Federal statute.

     6.  Miscellaneous.

     6.1. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     6.2. Specific Enforcement. The Purchaser, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

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     6.3.  Entire Agreement.  This Agreement (including the exhibits hereto)
contains the entire understanding of the parties with respect to the transactions contemplated hereby.

     6.4. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     6.5. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be validly given, if in writing and delivered personally, by confirmed telecopy or by registered mail or nationally recognized air courier, postage prepaid, to:

     the Company:

     C.I.S. Technologies, Inc.
     One Warren Place
     6100 South Yale, Suite 1900
     Tulsa, Oklahoma  74136-1930
     Attention:  Philip D. Kurtz
       Chairman and Chief Executive Officer
     Telecopy:   (918) 481-4276

     With a copy to:

     Pray, Walker, Jackman, Williamson & Marlar
     900 Oneok Plaza
     100 West 5th Street
     Tulsa, OK  74103-4218
     Attention:  Thomas G. Noulles, Esq.
     Telecopy:  (918) 581-5599

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     the Purchaser:

     General Electric Capital Corporation
     501 Merritt Seven
     Norwalk, CT  06851
     Attention:  Daniel R. Pengue
       Vice President
     Telecopy:    (203) 840-4580

     and

     Attention:  Legal Department
     Telecopy:    (203) 840-4520

     With a copy to:

     Paul, Hastings, Janofsky & Walker
     1055 Washington Boulevard, 9th Floor
     Stamford, CT  06901
     Attention:  Mario J. Ippolito, Esq.
     Telecopy:   (203) 359-3031

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

     6.6. Amendments. Neither this Agreement nor any terms hereof may be changed, waived, amended or modified unless such change, waiver, amendment or modification is in writing and signed by the Company and the Purchaser or its successors and assigns. This Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

     6.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Shares), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach a default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this

                                       12
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Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     6.8. Cooperation. The Purchaser and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

     6.9.  Successors and Assigns.  (a)  Except for Section 2.12, Article 4 and
Section 6.10(b) hereof, this Agreement and all covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any transferee of the Shares). The provisions contained in Section 6.10(a) shall not be deemed to refer to any subsequent holder of the Shares other than such Persons who agree to be bound by the terms of this Agreement.

     (b) The rights of the Purchaser hereunder may be assigned by the Purchaser in connection with the transfer or assignment of any Shares, and such rights may be further reassigned by such transferee to another transferee. Any transferee asserting rights under this Agreement shall be bound by its provisions.

     6.10.  Expenses and Remedies.

     (a) The Company shall pay all stamp and other taxes payable with respect to the issuance of the Shares, filing fees, fees and expenses of counsel (i) incurred with respect to any amendment or waivers requested by the Company (whether or not the same become effective) under this Agreement or the Registration Rights Agreement or in connection with the rights of Purchaser (or Purchaser's successors or assigns) with respect to the Shares and (ii) all such expenses incurred with respect to the enforcement by the Purchaser (or Purchaser's successors and assigns) of any provision of this Agreement or the Registration Rights Agreement or in connection with the rights of Purchaser (or Purchaser's successors or assigns) with respect to the Shares, including without limitation, costs and expenses in any bankruptcy proceeding, provided, that such Purchaser (or Purchaser's successors or assigns) prevailed in any such enforcement action.

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

     (b) The Company shall indemnify and save harmless the Purchaser and its officers, directors, partners, employees, agents, representatives and each person who controls the Purchaser within the meaning of the Exchange Act from and against any and all costs, expenses, damages or other liabilities resulting from any breach of this Agreement or the Registration Rights Agreement by the Company or any legal, administrative or other proceedings arising out of the transactions contemplated hereby or thereby, other than such costs, expenses, damages or other liabilities resulting from the violation by the Purchaser of any legal investment laws or other laws restricting or governing the Purchaser's investments generally, from the violation by the Purchaser of any of its agreements contained herein or therein or from the gross negligence or willful misconduct of the Purchaser or any of its officers, directors, partners, employees, agents or representatives or any person who controls the Purchaser within the meaning of the Exchange Act as determined by a final judgment of a court of competent jurisdiction; provided, however, that, if and to the extent that such indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

     6.11. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the issuance and delivery of the Shares, for a period of three years from the latest date set forth under the signatures hereto, regardless of any investigation made by or on behalf of any party.

     6.12. Transfer of Shares. The Purchaser understands and agrees that the Shares have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws, or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws are available. The Purchaser understands and agrees that each certificate representing the Shares shall bear, until so registered, the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATIONS(S) IS (ARE) NOT REQUIRED THEREUNDER."

     6.13. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR THE REGISTRATION RIGHTS AGREEMENT; PROVIDED, THAT THE COMPANY AND THE PURCHASER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT OR THE REGISTRATION RIGHTS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT THE ADDRESS SET FORTH IN SECTION 6.5 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     6.14. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY

AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE REGISTRATION RIGHTS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     6.15. Dating. Although this Agreement is dated as of the date first written above for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Agreement shall be effective on the latest of such dates.

     IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed, all as of the day and year first above written.


                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By:  _______________________________
                                     Name:
                                     Title:
                                     Date:


                                C.I.S. TECHNOLOGIES, INC.


                                By:  ___________________________________
                                     Name:
                                     Title:
                                     Date:

                                  SCHEDULE 2.7

                        Outstanding Options and Warrants



None